Exhibit (a)(1)(viii)

AMENDED LETTER OF TRANSMITTAL
TO TENDER SHARES OF COMMON STOCK
PURSUANT TO THE OFFER TO PURCHASE FOR CASH
DATED MARCH 22, 2016, AS AMENDED AND SUPPLEMENTED BY THE SUPPLEMENT TO
THE OFFER TO PURCHASE DATED APRIL 15, 2016
BY
MPF INVESTCO 4, LLC
A DIRECT, WHOLLY-OWNED SUBSIDIARY OF
THE MANGROVE PARTNERS MASTER FUND, LTD.
OF
UP TO 3,000,000 SHARES OF COMMON STOCK
OF
ASTA FUNDING, INC.
AT A PURCHASE PRICE OF $9.50 PER SHARE

THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, MAY 9, 2016, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Tender Offer is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By Mail or Hand Delivery:	By Facsimile Transmission:
Continental Stock Transfer & Trust Company Attn: Reorganization Dept. 17 Battery Place, 8th Floor New York, NY 10004	For Eligible Institutions Only: (212) 616-7610 For Telephonic Confirmation of Facsimile Receipt: (917) 262-2378

DELIVERY OF THE AMENDED LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

YOU SHOULD READ CAREFULLY THIS AMENDED LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS AMENDED LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT THE ABOVE ADDRESS BEFORE THE TENDER OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS AMENDED LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS AMENDED LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY, THE INFORMATION AGENT OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank, Exactly as Name(s) Appear(s) on Certificate(s))	Shares of Common Stock Tendered (Attach Additional Signed List if Necessary)
	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered*

Total Shares Tendered:

*	Unless otherwise indicated, it will be assumed that all shares described above are being tendered (See Instruction 4).

Indicate below the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary (See Instruction 14).

1st: _____________________	2nd: _____________________	3rd: _____________________
4th: _____________________	5th: _____________________	6th: _____________________

☐  Lost Certificates.  My certificate(s) for __________ shares have been lost, stolen, destroyed or mutilated, and I require assistance in replacing the shares (See Instruction 11).

This Amended Letter of Transmittal is to be completed by stockholders either if certificates for shares are to be forwarded herewith or, unless an “agent’s message” (as defined in Instruction 2) is utilized, if delivery of shares is to be made pursuant to the procedure for book-entry transfer set forth in Section 3 of the Offer to Purchase, dated March 22, 2016 (the “Original Offer to Purchase”) and the Supplement to the Offer to Purchase, dated April 15, 2016 (the “Supplement,” and together with the Original Offer to Purchase, as the same may be further amended or supplemented from time to time, the “Offer to Purchase”).

Stockholders who desire to tender shares pursuant to the tender offer and whose certificates for shares are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary before the Expiration Date (as defined in the Offer to Purchase), or whose shares cannot be delivered before the Expiration Date under the procedure for book-entry transfer, may tender their shares by properly completing and duly executing and delivering an Amended Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

THE INSTRUCTIONS INCLUDED WITH THIS AMENDED LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS AMENDED LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TOLL-FREE NUMBER INDICATED ON THE BACK COVER OF THIS AMENDED LETTER OF TRANSMITTAL.

☐   CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH
    THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING
    (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY
    DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:   _________________________________________________________

Account Number:   ___________________________________________________________________

Transaction Code Number:  ____________________________________________________________

☐  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO AN
    AMENDED NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE
    DEPOSITARY. ENCLOSE A PHOTOCOPY OF THE AMENDED NOTICE OF
    GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):  _______________________________________________________

Date of Execution of Amended Notice of Guaranteed Delivery:  ______________________________

Name of Institution that Guaranteed Delivery:  ____________________________________________

Ladies and Gentlemen:

The undersigned hereby tenders to MPF InvestCo 4, LLC, a Delaware limited liability company (“MPF InvestCo 4” or the “Purchaser”), who is a direct, wholly-owned subsidiary of The Mangrove Partners Master Fund, Ltd., a Cayman Islands exempted company (the “Parent”), the above-described shares of Asta Funding, Inc., a Delaware corporation (the “Company”) common stock, par value $0.01 per share, at a price of $9.50 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in MPF InvestCo 4’s Offer to Purchase, dated March 22, 2016 (the “Original Offer to Purchase”), the Supplement to the Offer to Purchase, dated April 15, 2016 (the “Supplement,” and together with the Original Offer to Purchase, as the same may be further amended or supplemented from time to time, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Amended Letter of Transmittal which, as amended and supplemented from time to time, together constitute the tender offer.

Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of and subject to the conditions of the tender offer (including, if the tender offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, MPF InvestCo 4 all right, title and interest in and to all shares tendered hereby and orders the registration of all such shares if tendered by book-entry transfer that are purchased pursuant to the tender offer to or upon the order of MPF InvestCo 4 and hereby irrevocably constitutes and appoints the Depositary (as defined in the Offer to Purchase) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares (with the full knowledge that the Depositary also acts as the agent of MPF InvestCo 4), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(a)	deliver certificates representing such shares, or transfer ownership of such shares on the account books maintained by the Book-Entry Transfer Facility (as defined in the Offer to Purchase), together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of MPF InvestCo 4, upon receipt by the Depositary, as the undersigned’s agent, of the purchase price with respect to such shares;
(b)	present certificates for such shares for cancellation and transfer on the Company’s books; and
(c)	receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the tender offer.

The undersigned hereby covenants, represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered and that, when and to the extent the same are accepted for purchase by MPF InvestCo 4, MPF InvestCo 4 will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances and other obligations relating to the sale or transfer of the shares, and the same will not be subject to any adverse claim or right; (b) the undersigned will, on request by the Depositary or MPF InvestCo 4, execute and deliver any additional documents deemed by the Depositary or MPF InvestCo 4 to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered, all in accordance with the terms of the tender offer; and (c) the undersigned understands that tendering shares pursuant to any one of the procedures described in

Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the tender offer, including the undersigned’s representation and warranty that:

(i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Exchange Act (as defined in the Offer to Purchase) and (ii) such tender of shares complies with Rule 14e-4 promulgated under the Exchange Act.

All authority conferred or agreed to be conferred pursuant to this Amended Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase and this Amended Letter of Transmittal, this tender is irrevocable.

The valid tender of shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Amended Letter of Transmittal will constitute a binding agreement between the undersigned and MPF InvestCo 4 upon the terms and subject to the conditions of the tender offer.

The undersigned understands that only shares properly tendered and not properly withdrawn will be purchased upon the terms and subject to the conditions of the tender offer, including its proration provisions, and that MPF InvestCo 4 will return all other shares, including shares not purchased because of proration, promptly following the Expiration Date (as defined in the Offer to Purchase).

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that MPF InvestCo 4 has no obligation pursuant to the “Special Payment Instructions” to transfer any shares from the name of the registered holder(s) thereof if MPF InvestCo 4 does not accept for payment any of the shares so tendered.

Note:  In lieu of issuing a certificate for any shares not tendered or accepted for payment (either to the undersigned or, as otherwise specified in “Special Delivery Instructions” or “Special Payment Instructions” in accordance with this Amended Letter of Transmittal), MPF InvestCo 4 may, at its option, cause such shares to be issued under the direct registration system of the Company’s transfer agent. In such an event, a statement of holdings or other appropriate statement will be issued with respect to such shares by the Company’s transfer agent.

SIGNATURE MUST BE PROVIDED ON PAGE 6 BELOW.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue: ☐ Check ☐ Certificate(s) to:

Name: ____________________________________ (Please Print)

Address: __________________________________

___________________________________________

___________________________________________ (Include Zip Code)

___________________________________________ (Taxpayer Identification or Social Security Number) (See IRS Form W-9 Included Herewith)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail: ☐ Check ☐ Certificate(s) to:

Name: ____________________________________ (Please Print)

Address: __________________________________

___________________________________________

___________________________________________ (Include Zip Code)

SIGN HERE (U.S. Stockholders Please Complete the Attached IRS Form W-9) (Non-U.S. Stockholders Please Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)
_________________________________________________________________________________________
_________________________________________________________________________________________
(Signature(s) of Stockholder(s))
Dated: _______________, 2016

(Must be signed by the registered holder(s) exactly as the name(s) of such holder(s) appear(s) on stock certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) thereof by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and See Instruction 5).

Name(s): __________________________________________________________________________________
                                                                        (Please Print)

Capacity (full title): __________________________________________________________________________

Address: ___________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________
                                                                        (Include Zip Code)

Daytime Area Code and Telephone Number: ______________________________________________________

Taxpayer Identification or
Social Security Number: ______________________________________________________________________
                                                                        (Complete Accompanying IRS Form W-9)

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED — SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: ________________________________________________________________________

Name(s):  __________________________________________________________________________________
                                                                        (Please Print)

Name of Firm:  _____________________________________________________________________________

Title: ______________________________________________________________________________________

Address: ___________________________________________________________________________________
                                                                        (Include Zip Code)

Daytime Area Code and Telephone Number: ______________________________________________________

Dated: ______________________________, 2016

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offer

1. Guarantee of Signatures.  No signature guarantee is required on this Amended Letter of Transmittal: (1) if this Amended Letter of Transmittal is signed by the registered holder(s) of the shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility, whose name appears on a security position listing as the owner of the shares) tendered herewith and such registered holder(s) have not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” in this Amended Letter of Transmittal, or (2) if the shares tendered herewith are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing is referred to as an “Eligible Institution”). In all other cases, all signatures on this Amended Letter of Transmittal must be guaranteed by an Eligible Institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

2. Requirements of Tender.  This Amended Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an agent’s message (as defined below) is utilized, if delivery of shares is to be made pursuant to the procedure for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder to properly tender shares pursuant to the tender offer, (1) the share certificates (or confirmation of receipt of such shares under the procedure for book-entry transfer set forth in Section 3 of the Offer to Purchase), together with a properly completed and duly executed Amended Letter of Transmittal, or a manually signed facsimile thereof, including any required signature guarantees, or an agent’s message in the case of a book-entry transfer, and any other documents required by this Amended Letter of Transmittal, must be received prior to the Expiration Date (as defined in the Offer to Purchase) by the Depositary at its address set forth on the back cover of this Amended Letter of Transmittal, or (2) the tendering stockholder must comply with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Stockholders whose certificates for shares are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary before the Expiration Date, or whose shares cannot be delivered before the Expiration Date under the procedure for book-entry transfer, may tender their shares by properly completing and duly executing and delivering an Amended Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under such procedure, (a) the tender must be made by or through an Eligible Institution, (b) the Depositary must receive, before the Expiration Date, a properly completed and duly executed Amended Notice of Guaranteed Delivery in the form MPF InvestCo 4 has provided, including (where required) a signature guarantee by an Eligible Institution in the form set forth in such Amended Notice of Guaranteed Delivery and (c) the share certificates, in proper form for transfer, or confirmation of book-entry transfer of the shares into the Depositary’s account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Amended Letter of Transmittal, or a manually signed facsimile thereof, and including any required signature guarantees, or an agent’s message, in the case of a book-entry transfer, and any other documents required by this Amended Letter of Transmittal, must be received by the Depositary within three business days after the date of receipt by the Depositary of the Amended Notice of Guaranteed Delivery.

The term “agent’s message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the shares that the participant has received and agrees to be bound by the terms of this Amended Letter of Transmittal and that MPF InvestCo 4 may enforce such agreement against such participant.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THIS AMENDED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL,

REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional shares will be purchased. All tendering stockholders, by execution of this Amended Letter of Transmittal, or a facsimile hereof, waive any right to receive any notice of the acceptance for payment of their shares.

3. Inadequate Space.  If the space provided in the box entitled “Description of Shares Tendered” in this Amended Letter of Transmittal is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).  If fewer than all of the shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such case, if any tendered shares are purchased, new certificate(s) for the remainder of the shares that were evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise provided in the appropriate box on this Amended Letter of Transmittal, promptly after the Expiration Date. All shares represented by certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Amended Letter of Transmittal, Stock Powers and Endorsements.  If this Amended Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If the shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Amended Letter of Transmittal.

If any shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Amended Letters of Transmittal as there are different registrations of certificates.

If this Amended Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made to, or the certificates for shares not tendered or not accepted for payment are to be registered in the name of, a person other than the registered holder(s). If this Amended Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) tendered hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this Amended Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence to the Depositary that is satisfactory to MPF InvestCo 4 of their authority so to act.

6. Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, MPF InvestCo 4 will pay any stock transfer taxes with respect to the transfer and sale of shares to it pursuant to the tender offer. If, however, payment of the purchase price is to be made to, or if shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Amended Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s), such person(s)) or otherwise payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Amended Letter of Transmittal.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Amended Letter of Transmittal.

7. Special Payment and Delivery Instructions.  If a check for the purchase price of any shares accepted for payment is to be issued in the name of, and/or certificates for any shares not accepted for payment or not tendered are to be registered in the name of, a person other than the signer of this Amended Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Amended Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Amended Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 5.

8. Irregularities.  All questions as to the number of shares to be accepted, the price to be paid for shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by MPF InvestCo 4, in its sole discretion, and MPF InvestCo 4’s determination will be final and binding on all parties, subject to a court of law having jurisdiction regarding such matters. MPF InvestCo 4 reserves the absolute right to reject any or all tenders of any shares that it determines are not in proper form or the acceptance for payment of or payment for which MPF InvestCo 4 determines may be unlawful. MPF InvestCo 4 also reserves the absolute right to waive any of the conditions of the tender offer or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder, whether or not MPF InvestCo 4 waives similar defects or irregularities in the case of any other stockholder, and MPF InvestCo 4’s interpretation of the terms of the tender offer will be final and binding on all parties, subject to a court of law having jurisdiction regarding such matters. In the event a condition to the tender offer is waived with respect to any particular stockholder, the same condition will be waived with respect to all stockholders. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering stockholder or waived by MPF InvestCo 4. None of MPF InvestCo 4, the Depositary, the Information Agent or any other person will be obligated to give notice of any defects or irregularities in any tender, nor will any of them incur any liability for failure to give this notice.

9. Tax Identification Number and Backup Withholding.  Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 28% of the gross proceeds payable to a stockholder or other payee pursuant to the tender offer must be withheld and remitted to the United States Internal Revenue Service (“IRS”) unless the stockholder or other payee provides its taxpayer identification number (“TIN”) (employer identification number or social security number) to the Depositary (as payer) and certifies under penalty of perjury that such number is correct. Therefore, each tendering stockholder should complete and sign the IRS Form W-9 included as part of this Amended Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. If the Depositary is not provided with the correct TIN, the tendering stockholder also may be subject to penalties imposed by the IRS. Certain “exempt recipients” (including, among others, corporations and certain Non-U.S. Stockholders (as defined in the Offer to Purchase)) are not subject to these backup withholding requirements. In order for a Non-U.S. Stockholder to qualify as an exempt recipient, such Non-U.S. Stockholder must submit an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such Non-U.S. Stockholder’s exempt status. IRS Form W-8BEN (or other applicable IRS Form W-8) can be obtained from the Depositary or on the IRS website at www.irs.gov.

Failure to complete the enclosed IRS Form W-9 or any other applicable IRS form will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion (currently 28%) of the amount of any payments made pursuant to the Offer to Purchase. The amounts withheld under the backup withholding rules are not an additional tax and may be refunded or credited against a stockholder’s United States federal income tax liability, provided that the required information is timely furnished to the IRS. We recommend that you consult your own tax advisor for further guidance regarding the completion of the enclosed IRS Form W-9 or Form W-8BEN (or other applicable IRS Form W-8) to claim exemption from backup withholding.

10. Requests for Assistance or Additional Copies.  Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Amended Letter of Transmittal, the Amended Notice of Guaranteed Delivery and other related materials may be directed to the Information Agent at the telephone number and address set forth on the back cover of this Amended Letter of Transmittal. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the tender offer.

11. Lost, Destroyed or Stolen Certificates.  If any certificate(s) for part or all of your shares has been lost, stolen, destroyed or mutilated, you should contact the Depositary at (917) 262-2378 for instructions as to obtaining the necessary documents. This should occur promptly so that you can timely deliver your Amended Letter of Transmittal and the required documents to the Depositary. This Amended Letter of Transmittal and related documents cannot be processed until the procedure for replacing lost, stolen, destroyed or mutilated certificates have been followed.

12. Order of Purchase in Event of Proration.  As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification of any gain or loss on the shares purchased. See Section 1 of the Offer to Purchase.

IMPORTANT.  This Amended Letter of Transmittal (or a manually signed facsimile hereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either certificates for tendered shares must be received by the Depositary or shares must be delivered pursuant to the procedure for book-entry transfer, in each case prior to the Expiration Date, or the tendering stockholder must comply with the procedure for guaranteed delivery.

This Amended Letter of Transmittal, certificates for shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder’s bank, broker, dealer, trust company or other nominee to the Depositary at its address set forth below.

IMPORTANT TAX INFORMATION

If payments are to be made to anyone other than the registered holder, or if the payments are to be paid to anyone other than the person signing this letter or if shares not tendered or not accepted for payment are to be registered in the name of any person other than the registered holder, all transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. Payments may not be paid to such a holder unless the holder has provided satisfactory evidence of the payment of any such transfer taxes or an exemption from such transfer taxes.

To prevent backup withholding, each U.S. Stockholder (as defined in the Offer to Purchase) should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the IRS Form W-9 included as part of this Amended Letter of Transmittal, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Stockholder is awaiting a TIN) and (3) that the U.S. Stockholder is not subject to backup withholding because (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the U.S. Stockholder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption in a manner satisfactory to the Depositary. The United States federal income tax treatment of a partner in a partnership (or other beneficial owner of an entity treated as a partnership for United States federal income tax purposes) generally will depend on the status of the partner and the activities of such partnership. Partners and partnerships should consult their own tax advisors as to the particular United States federal income tax consequences applicable to them. If you do not provide the Depositary with the correct TIN or an adequate basis for exemption, you may be subject to a penalty imposed by the IRS, and payments may be subject to backup withholding at a rate of 28%. The amounts withheld under the backup withholding rules are not an additional tax and may be refunded or credited against a stockholder’s United States federal income tax liability, provided that the required information is timely furnished to the IRS.

To prevent backup withholding, a Non-U.S. Stockholder (as defined in the Offer to Purchase) should (i) submit a properly completed IRS Form W-8BEN (or other applicable IRS Form W-8) to the Depositary, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained from the Depositary or on the IRS website at www.irs.gov.

Certain holders (including, among others, corporations) are exempt recipients generally not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, exempt U.S. Stockholders should complete and return the IRS Form W-9 and provide the appropriate exempt payee code(s) (if any). See the enclosed copy of the IRS Form W-9 and the accompanying instructions for additional information.

We recommend that you consult your own tax advisor for further guidance regarding the completion of the enclosed IRS Form W-9 or Form W-8BEN (or other applicable IRS Form W-8) to claim exemption from backup withholding.

Form **W-9**
(Rev. December 2014)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only **one** of the following seven boxes:
☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ________
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
Exempt payee code (if any) ________
Exemption from FATCA reporting code (if any) ________
(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number
☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at *www.irs.gov/fw9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting?* on page 2 for further information.

Cat. No. 10231X Form **W-9** (Rev. 12-2014)

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Form W-9 (Rev. 12-2014) Page **2**

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

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Form W-9 (Rev. 12-2014) Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

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Form W-9 (Rev. 12-2014) Page **4**

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity[4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 2.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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The Depositary for the Tender Offer is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By Mail or Hand Delivery:	By Facsimile Transmission:
Continental Stock Transfer & Trust Company	For Eligible Institutions Only:
Attn: Reorganization Dept.	(212) 616-7610
17 Battery Place, 8th Floor	For Telephonic Confirmation of Facsimile Receipt:
New York, NY 10004	(917) 262-2378

DELIVERY OF THE AMENDED LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Questions or requests for assistance or additional copies of the Offer to Purchase, this Amended Letter of Transmittal and the Amended Notice of Guaranteed Delivery may be directed to the Information Agent at its address and telephone number set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the tender offer.

The Information Agent for the Offer is:

470 West Avenue
Stamford, CT 06902

Stockholders Call Toll Free: (800) 662-5200
Banks and Brokerage Firms, Please Call: (203) 658-9400
E-mail: tenderinfo@morrowco.com